UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

Alamar Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43235	36-4899036
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47071 Bayside Parkway
Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 626-9888

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 3, 2026, Alamar Biosciences, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

All of the information furnished in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

After more than five years of exemplary service, on October 30, 2026, Timothy “Tod” White informed the Company that he will retire from his current position as President of the Company, effective as of December 31, 2026. Mr. White has agreed to remain as a consultant to the Company from January 1, 2027 through June 30, 2027 to ensure an orderly transition and continuity of operations.

Yuling Luo, Ph.D., Founder, Chief Executive Officer, and Chair of the Company said, “Tod has been an outstanding partner and leader during a pivotal period for Alamar.” Dr. Luo continued, “He helped build the foundation that is driving our growth today, managed multiple rounds of fundraising, and leaves the company well-positioned for its next phase. On behalf of our board and the entire team, I thank Tod for his many contributions and wish him the very best in his retirement.”

Item 9.01 Financial Statements and Exhibits.

Exhibit number	Description

99.1	Press Release dated November 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alamar Biosciences, Inc.

Date:	November 3, 2026	By:	/s/ Justin McAnear
Justin McAnear Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)